Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Argan, Inc. , a Delaware corporation (the "Company"), on Form 10-QSB/A for the period ended April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rainer Bosselmann, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.?Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                               By: /s/ Rainer Bosselmann
                                   ---------------------------------------------
                                   Rainer Bosselmann
                                   Chairman of the Board and
                                   Chief Executive Officer


Date: December 2, 2005


A signed original of this document has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.